EXHIBIT 32

McDATA Corporation

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of McDATA Corporation, a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

1.	The Company’s Report on Form 10-Q for the period ended July 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 7, 2004	/s/ JOHN A. KELLEY, JR.
John A. Kelley, Jr.
Chairman, President and Chief Executive Officer

Dated: September 7, 2004	/s/ ERNEST J. SAMPIAS
Ernest J. Sampias
Senior Vice President of Finance and Chief Financial Officer